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1/13/97

                                AMERUS CAPITAL I
                      ___% CAPITAL SECURITIES, SERIES A
               (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)

                        -----------------------------

                           UNDERWRITING AGREEMENT

                                                     ..................., 1997

Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.


Ladies and Gentlemen:

    AmerUs Capital I, a statutory business trust organized under Delaware law (the "Trust"), proposes, subject to the terms and conditions stated herein, to issue and sell to Goldman, Sachs & Co. (the "Underwriters") an aggregate of 75,000 shares (the "Firm Capital Securities") of __% Capital Securities, Series A (liquidation amount $1,000 per capital security) (the "Preferred Stock") of the Trust and up to an aggregate of 11,250 shares (the "Optional Capital Securities") of Preferred Stock representing undivided beneficial interests in the assets of the Trust, guaranteed to the extent set forth in a guarantee agreement (the "Guarantee") between AmerUs Life Holdings, Inc., an Iowa corporation (the "Guarantor") and Wilmington Trust Company, as trustee (the "Guarantee Trustee"). The Firm Capital Securities and the Optional Capital Securities that Goldman, Sachs & Co. elect to purchase pursuant to
Section 2 hereof are collectively referred to as the "Capital Securities". The Trust is to purchase, with the proceeds of the sale of the Capital Securities and the common securities of the Trust (the "Common Securities", and together with the Capital Securities, the "Trust Securities"), __% Junior Subordinated Debentures, Series A (the "Subordinated Debentures") of the Guarantor, to be issued pursuant to a Junior Subordinated Indenture (the "Indenture") between the Guarantor and Wilmington Trust Company, as trustee (the "Debenture Trustee").


    The Guarantor was formed in connection with a Plan of Reorganization (the "Plan"), pursuant to which American Mutual Life Insurance Company, an Iowa mutual life insurance company ("American Mutual") was reorganized into a mutual insurance holding company structure (the "Reorganization") on June 30, 1996. On ____________, AmerUs Life Insurance Company, an Iowa stock life insurance company ("AmerUs Life"), which is a wholly-owned subsidiary of the Guarantor and the successor company of American Mutual, made a capital contribution of certain assets (the "Capital Contribution") to certain of its non-life insurance subsidiaries and a distribution of its non-life insurance subsidiaries (the


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"Distribution") to AmerUs Group Co.("AmerUs Group"), an Iowa corporation and the sole shareholder of the Guarantor, which immediately afterwards contributed all of its shares of common stock in AmerUs Life to the Guarantor. When the context requires, references herein to AmerUs Life shall be deemed to be references to American Mutual prior to the date AmerUs Life was formed.


    1. Each of the Trust, the Guarantor and AmerUs Life, jointly and severally, represents and warrants to, and agrees with, the Underwriters that:


    (a) A registration statement on Form S-1 (File No. 333-13713) (the "Initial Registration Statement") in respect of the Capital Securities, the Subordinated Debentures and the Guarantee (collectively, the "Registered Securities") has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, each as amended at the time such part of the registration statement became effective, is hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus");


    (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with


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information furnished in writing to the Trust or the Guarantor by the
Underwriters expressly for use therein;


    (c) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "TIA") and the rules and regulations of the Commission thereunder, and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust or the Guarantor by the Underwriters expressly for use therein;


    (d) Neither the Trust, the Guarantor nor any of the subsidiaries of the Guarantor (each, a "Subsidiary", and collectively, the "Subsidiaries") has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Trust, the Guarantor or any of the Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Trust, the Guarantor or any of the Subsidiaries, otherwise than as set forth or contemplated in the Prospectus;

    (e) The Guarantor and the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Guarantor and the Subsidiaries; and any real property and buildings held under lease by the Guarantor and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by them;


         (f) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act") with the power and authority (trust and other) to own property and conduct its business as described in the Prospectus, and has conducted and


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will conduct no business other than the transactions contemplated by this
Agreement, the Trust Agreement (as hereinafter defined) and as described in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Amended and Restated Trust Agreement (the "Trust Agreement") between the Guarantor as Depositor and the trustees named therein (the "Trustees") and the agreements and instruments contemplated by the Trust Agreement and described in the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Prospectus; based on expected operations and current law, the Trust is not and will not be classified as an association taxable as a corporation for United States federal income tax purposes; and the Trust is not a party to or subject to any action, suit or proceeding of any nature;


    (g)
      American Mutual Holding Company ("AMHC") has been duly organized and is validly existing as a mutual insurance holding company in good standing under the laws of the State of Iowa; each of the Guarantor and AmerUs Group has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Iowa; each subsidiary of the Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and each of the Guarantor and its subsidiaries has power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;


    (h)
      Each of AMHC, AmerUs Group, the Guarantor and the Guarantor's subsidiaries that are required to be organized and licensed as insurance companies or insurance holding companies (the "Insurance Companies") is duly organized and licensed as an insurance or insurance holding company in its respective jurisdiction of organization or incorporation, as the case may be, and is duly licensed or authorized in each other jurisdiction where it is required to be so licensed or authorized to conduct its business as described in the Prospectus, in each case with such exceptions, individually or in the aggregate, as would not have a material adverse effect on the general affairs, management, financial position, shareholders' equity or results of operations of the Guarantor (such individual or aggregate effect being herein referred to as a "Material Adverse Effect"); each of the Insurance Companies is in compliance with the requirements of the insurance laws and regulations of its respective jurisdiction of organization or incorporation, as the case may be, and the insurance laws and regulations of other jurisdictions which are applicable to it, and has filed all notices, reports, documents or other information ("Notices") required to be filed thereunder, in each case, with such exceptions as would not have a Material Adverse Effect; and, except as otherwise specifically described in the Prospectus, no Insurance


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Company has received any notification from any insurance regulatory authority to the effect that any additional authorization, approval, order, consent, license, certificate, permit, registration or qualification ("Approvals") from such insurance regulatory authority is needed to be obtained by any of the Insurance Companies in any case where it could be reasonably expected that obtaining such Approvals or the failure to obtain such Approvals would have a Material Adverse Effect;

         (i) Without limiting the foregoing, each of the Insurance Companies has filed all Notices pursuant to, and has obtained all Approvals required to be obtained under, and has otherwise complied with all requirements of, all applicable insurance laws and regulations (excluding insurance securities laws other than those of the State of Iowa), in connection with the issuance and sale of the Trust Securities, in each case (other than the insurance laws and regulations of the State of Iowa, as to which no exception is taken) with such exceptions, individually or in the aggregate, as would not affect the validity of the Trust Securities, their issuance or the transactions contemplated hereby or have a Material Adverse Effect; and no such Notices or Approvals are required to be filed or obtained by any of the Insurance Companies in connection with the issuance and sale of the Trust Securities, in each case (other than the insurance laws of the State of Iowa, as to which no exception is taken) with such exceptions, individually or in the aggregate, as would not affect the validity of the Trust Securities, their issuance or the transactions contemplated hereby or have a Material Adverse Effect;


    (j) The Guarantor has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Guarantor have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the outstanding beneficial interests in the assets of the Trust have been duly authorized and issued, are fully paid and non-assessable and conform to the descriptions thereof contained in the Prospectus; and all of the issued shares of capital stock of each Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities or claims;


    (k) The Capital Securities have been duly and validly authorized by the Trust and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Prospectus; the issuance of the Capital Securities is not subject to preemptive or other similar rights; the Capital Securities will have the rights set forth in the Trust Agreement; the holders of the Capital Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware;


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    (l)  The Common Securities have been duly and validly authorized by the
Trust and, upon delivery by the Trust to the Guarantor against payment therefor as described in the Prospectus, will be duly and validly issued undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at each Time of Delivery (as defined in Section 4 hereof), all of the issued and outstanding Common Securities of the Trust will be directly owned by the Guarantor free and clear of all liens, encumbrances, security interests, equities or claims; and the Common Securities and the Capital Securities are the only interests authorized to be issued by the Trust;


    (m) The Guarantee, the Subordinated Debentures, the Trust Agreement, the Agreement as to Expense and Liabilities between the Trust and the Guarantor (the "Expense Agreement") and the Indenture (collectively, the "Guarantor Agreements") have each been duly authorized and, when validly executed and delivered by the Guarantor and, (i) in the case of the Guarantee, by the Guarantee Trustee, (ii) in the case of the Trust Agreement, by the Trustees,
(iii) in the case of the Indenture, by the Debenture Trustee, and (iv) in the case of the Subordinated Debentures, when validly authenticated and delivered by the Debenture Trustee, will constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered at a proceeding in equity or at law); the Trust Agreement, the Indenture and the Guarantee have been duly qualified under the TIA; the Subordinated Debentures are entitled to the benefits of the Indenture; and the Guarantor Agreements will conform to the descriptions thereof in the Prospectus;


    (n) (i) The issue and sale of the Trust Securities by the Trust, (ii) the issuance by the Guarantor of the Guarantee, (iii) the compliance by the Trust, the Guarantor and AmerUs Life with all of the provisions of this Agreement and the Guarantee (as applicable), (iv) the execution, delivery and performance by the Guarantor of the Guarantor Agreements, (v) the purchase of the Subordinated Debentures by the Trust, (vi) the distribution of the Subordinated Debentures by the Trust in the circumstances contemplated by the Trust Agreement, and (vii) the consummation of the transactions contemplated herein and in the Trust Agreement (including consummation of the Plan, the Distribution and the Capital Contribution) did not and will not, as the case may be, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust or the Guarantor or any of the Subsidiaries is a party or by which the Trust or the Guarantor or any of the Subsidiaries is bound or to which any of the property or assets of the Trust or the Guarantor or any of the Subsidiaries is subject, nor did or will such action result in any violation of the provisions of the Trust Agreement, the charter or other organizational documents or bylaws of the Guarantor or any of the Subsidiaries or any statute or any order, rule or regulation of any court or governmental


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agency or body having jurisdiction over the Trust or the Guarantor or any of the Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Trust Securities, the issuance of the Guarantee, the purchase of the Subordinated Debentures by the Trust, the distribution of the Subordinated Debentures by the Trust in the circumstances contemplated by the Trust Agreement, or the consummation by the Trust or the Guarantor of the transactions contemplated by this Agreement and the Trust Agreement, except
(w) the registration under the Act of the Registered Securities, (x) the qualification of the Trust Agreement, the Indenture and the Guarantee under the TIA, (y) approvals required under the Iowa insurance laws and regulations, all of which approvals have been obtained, and (z) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws (including insurance securities laws other than the insurance securities laws of the State of
Iowa) in connection with the purchase and distribution of the Capital Securities by the Underwriters;


    (o) The Trust is not in violation of its Certificate of Trust or (if already executed) the Trust Agreement; neither the Guarantor nor any of the Subsidiaries is in violation of its Articles of Incorporation or By-laws; neither the Trust, the Guarantor nor any of the Subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound which default would have a Material Adverse Effect;


    (p) The statements set forth in the Prospectus (a) under the captions "Description of Preferred Securities", "Description of the Guarantee", "Description of the Junior Subordinated Debentures", and "Relationship among the Preferred Securities the Junior Subordinated Debentures and the Guarantee"; insofar as they purport to constitute a summary of the terms of the Preferred Stock, the Guarantee and the Subordinated Debenture, respectively, (b) under the captions "Risk Factors -- Risk Factors Relating to the Company -- Regulatory and Related Matters"; "-- Risks Relating to the Closed Block"; "The Reorganization and Distribution of the Non-Life Insurance Subsidiaries"; "The Common Stock Offerings"; "Supervision and Regulation"; "Management Compensation -- Compensation Pursuant to the Stock Plans of the Company"; "-- Compensation Pursuant to AmerUs Life Plans"; "-- Savings and Profit Sharing Plans"; "-- Employment Agreement"; "Certain Transactions and Relationships"; and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

    (q) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Trust, the Guarantor or any of the Subsidiaries is a party or of which any of their properties is the subject which, if determined adversely to the Trust, the Guarantor or any of the Subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position,


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shareholders' equity or results of operations of the Trust, the Guarantor and the Subsidiaries; and, to the best knowledge of the Trust, the Guarantor and AmerUs Life, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

    (r) Neither the Trust, the Guarantor nor any Subsidiary is or, after giving effect to the offering and sale of the Capital Securities, will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");


    (s) Neither the Trust, the Guarantor, AmerUs Life nor any of their affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

    (t) KPMG Peat Marwick LLP, who have certified certain financial statements of the Guarantor and the Subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

    (u) The Plan has been duly adopted by the required vote of the Board of Directors of American Mutual, and submitted to the Iowa Commissioner of Insurance (the "Iowa Commissioner") in the manner required by the Iowa insurance law relating to mutual insurance holding companies and conforms in all material respects to the requirements of the laws of the State of Iowa applicable to the reorganization of a mutual life insurance company into a mutual insurance holding company system and any applicable rules, regulations or guidelines published by the Iowa Commissioner in respect thereof; the Plan was duly approved by the policyowners of American Mutual and such approval has not been rescinded or otherwise withdrawn; the Plan was approved by the Iowa Commissioner and such approval has not been rescinded or otherwise withdrawn; the Reorganization became effective on June 30, 1996 pursuant to the Plan;

    (v) This Agreement has been duly authorized, executed and delivered by the Trust, the Guarantor and AmerUs Life; and

    (w) The Distribution and the Capital Contribution have been duly authorized by the required vote of the Board of Directors of AmerUs Life and all necessary approvals for the Distribution and the Capital Contribution have been obtained, all such approvals are in full force and effect and no other approvals are required to be obtained; the Distribution and the Capital Contribution have been consummated.


    2. Subject to the terms and conditions herein set forth, (a) the Trust agrees to issue and sell to the Underwriters, and the Underwriters agree to purchase from the Trust, at a purchase price per share of $1,000.00, the Firm Capital Securities and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Capital Securities as provided below, the Trust agrees to issue and sell to the Underwriters, and the Underwriters agree


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to purchase from the Trust, at the purchase price per share set forth in clause
(a) of this Section 2, the Optional Capital Securities.


    The Trust hereby grants to the Underwriters the right to purchase at their election up to 11,250 Optional Capital Securities, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Capital Securities. Any such election to purchase Optional Capital Securities may be exercised only by written notice from you to the Trust, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Capital Securities to be purchased and the date on which such Optional Capital Securities are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Trust otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.


    As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Capital Securities will be used by the Trust to purchase the Subordinated Debentures of the Guarantor, the Guarantor at each Time of Delivery (as defined in Section 4 hereof) will pay to Goldman, Sachs & Co., for the accounts of the
Underwriters, an amount equal to $.............. per share for the Capital
Securities to be delivered by the Trust hereunder at such Time of Delivery.


    3. Upon the authorization by you of the release of the Firm Capital Securities, the Underwriters propose to offer the Firm Capital Securities for sale upon the terms and conditions set forth in the Prospectus.


    4. (a) The Capital Securities to be purchased by the Underwriters hereunder will be represented by one or more definitive global Capital Securities in book-entry form which will be deposited by or on behalf of the Trust with The Depository Trust Company ("DTC") or its designated custodian. The Trust will deliver the Capital Securities to Goldman, Sachs & Co., for the account of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by certified or official bank check or checks, payable to the order of the Trust in New York Clearing House (next day) funds, by causing DTC to credit the Capital Securities to the account of Goldman, Sachs & Co. at DTC. The Trust will cause the certificates representing the Capital Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Capital Securities, 9:30 a.m., New York time, on


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    ...................., 1997 or such other time and date as Goldman, Sachs &
    Co. and the Trust may agree upon in writing, and, with respect to the Optional Capital Securities, 9:30 a.m., New York time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Capital Securities, or such other time and date as Goldman, Sachs & Co. and the Trust may agree upon in writing. Such time and date for delivery of the Firm Capital Securities is herein called the "First Time of Delivery", such time and date for delivery of the Optional Capital Securities, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".


         (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Capital Securities and any additional documents requested by the Underwriters pursuant to Section 7(n) hereof, will be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 or such other place as Goldman, Sachs & Co., the Trust and the Guarantor may agree upon (the "Closing Location"), and the Capital Securities will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.


    5. Each of the Trust, the Guarantor and AmerUs Life, jointly and severally, agrees with the Underwriters:


         (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Registered Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the


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    amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;


         (b) Promptly from time to time to take such action as you may reasonably request to qualify the Registered Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Capital Securities, provided that in connection therewith neither the Trust nor the Guarantor shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;


         (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Capital Securities or the Subordinated Debentures issuable upon exchange of the Capital Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act or the TIA to notify you and upon your request to prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case the Underwriters are required to deliver a prospectus in connection with the offering or sales of the Capital Securities or the Subordinated Debentures issuable upon exchange of the Capital Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of the Underwriters, to prepare and deliver to the Underwriters as many copies as you may request of an amended or supplemented Prospectus complying with
    Section 10(a)(3) of the Act;


         (d) In the case of the Guarantor, to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Guarantor and the Subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Trust or the Guarantor, as the case may be, Rule 158);


         (e) During the period beginning from the date hereof and continuing to and including the earlier of (i) the termination of trading restrictions on the Capital Securities, as determined by you or (ii) 30 days after the last Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Trust that are substantially similar to the Capital Securities;


         (f) To furnish to the holders of the Capital Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Guarantor and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Guarantor and its subsidiaries for such quarter in reasonable detail;


         (g) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to the shareholders of the Guarantor, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Trust or the Guarantor is listed; and (ii) such additional information concerning the business and financial condition of the Trust or the Guarantor as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Trust and the Guarantor and the Subsidiaries are consolidated in reports furnished to the shareholders of the Guarantor generally or to the Commission);


         (h) To use the net proceeds received by it from the sale of the Capital Securities, in the case of the Trust, and the Subordinated Debentures, in the case of the Guarantor, pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";




         (i) Not to have the Trust be or become, at any time prior to the expiration of three years after the latest Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;


         (j) In the case of the Guarantor, to issue the Guarantee concurrently with the issue and sale of the Capital Securities as contemplated herein;

         (k) If the Trust elects to rely upon Rule 462(b), to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Trust shall at the time of filing either to pay to the Commission the filing fee for the Rule 462(b) Registration Statement or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and


         (l) To file with the Commission such reports on Form SR as may be required by Rule 463 under the Act.


    6. Each of the Trust, the Guarantor and AmerUs Life jointly and severally covenants and agrees with the Underwriters that the Trust will pay or cause to be paid the following: (i) the fees, disbursements and expenses of counsel and accountants for the Trust and the Guarantor in connection with the registration of the Registered Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Indenture, the Trust Agreement, the Guarantee, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Registered Securities; (iii) all expenses in connection with the qualification of the Registered Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification; (iv) any fees charged by securities rating services for rating the Capital Securities; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Capital Securities; (vi) the cost of preparing certificates for the Capital Securities and the Subordinated Debentures; (vii) the cost and charges of any transfer agent or registrar; (viii) the fees and expenses of the Trustees, the Debenture Trustee and the Guarantee Trustee and any agent thereof and the fees and disbursements of their counsel; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Capital Securities by them, and any advertising expenses connected with any offers they may make.


    7. The obligations of the Underwriters hereunder, as to the Capital Securities to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Trust, the Guarantor and AmerUs Life herein are, at and as of such Time of Delivery, true and correct, the condition that the Trust, the Guarantor and AmerUs Life shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:


         (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof if the Trust has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;


         (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to (i) the incorporation of the Guarantor and the formation of the Trust; (ii) this Agreement; (iii) insofar as the federal laws of the United States and the laws of the State of New York or the General Corporation Law of the State of Delaware are concerned, the validity of the Registered Securities being delivered at such Time of Delivery, (iv) the Registration Statement and the Prospectus; and (v) such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

         (c) Sidley & Austin, counsel for the Trust, the Guarantor and AmerUs Life, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

              (i) The Guarantor has been duly incorporated and is validly existing as a corporation under the laws of the State of Iowa, and AmerUs Life has been duly incorporated and is validly existing as a stock life insurance company in good standing under the laws of the State of Iowa, each with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

              (ii) The Guarantor has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Guarantor have been duly and validly authorized and issued and are fully paid and non-assessable;

              (iii) To such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Trust, the Guarantor or any of the Subsidiaries is a party or of which any property of the Trust, the Guarantor or any of the Subsidiaries is the subject which, if determined adversely to the Trust, the

              Guarantor or any of the Subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Trust, the Guarantor and the Subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;


              (iv) This Agreement has been duly authorized, executed and delivered by the Guarantor and AmerUs Life;

              (v) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Trust, the Guarantor or any Subsidiary or any of their properties is required for the issue and sale of the Trust Securities, the issuance of the Guarantee, the purchase of the Subordinated Debentures by the Trust, the distribution of the Subordinated Debentures by the Trust in the circumstances contemplated by the Trust Agreement, or the consummation by the Trust or the Guarantor of the transactions contemplated by this Agreement or the Trust Agreement, except (i) the registration under the Act of the Registered Securities, (ii) the qualification of the Trust Agreement, the Indenture and the Guarantee under the TIA, (iii) approvals required under the Iowa insurance laws and regulations, all of which approvals have been obtained, and (iv) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities, insurance securities or Blue Sky laws (including insurance securities laws other than the insurance securities laws of the State of Iowa) in connection with the purchase and distribution of the Capital Securities by the Underwriters;


              (vi) The statements set forth in the Prospectus (a) under the captions "Description of Preferred Securities", "Description of the Guarantee", "Description of the Junior Subordinated Debentures", and "Relationship among the Preferred Securities the Junior Subordinated Debentures and the Guarantee"; insofar as they purport to constitute a summary of the terms of the Preferred Stock, the Guarantee and the Subordinated Debenture, respectively, (b) under the captions "Risk Factors -- Risk Factors Relating to the Company -- Regulatory and Related Matters"; "-- Risks Relating to the Closed Block"; "The Reorganization and Distribution of the Non-Life Insurance Subsidiaries"; "The Common Stock Offerings"; "Supervision and Regulation"; "Management Compensation -- Compensation Pursuant to the Stock Plans of the Company"; "-- Compensation Pursuant to AmerUs Life Plans"; "-- Savings and Profit Sharing Plans"; "-- Employment Agreement"; "Certain Transactions and Relationships"; and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;


              (vii) Neither the Trust, the Guarantor nor any Subsidiary is an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

              (viii) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Trust prior to such Time of Delivery (other than the financial statements, financial data and related schedules therein and Form T-1, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (vi) of this section 7(c), nothing has come to their attention which would cause them to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Trust prior to such Time of Delivery (other than the financial statements, financial data and related schedules therein and Form T-1, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Trust or the Guarantor prior to such Time of Delivery (other than the financial statements, financial data and related schedules therein and Form T-1, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Trust or the Guarantor prior to such Time of Delivery (other than the financial statements, financial data and related schedules therein and Form T-1, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

              (ix) To such counsel's knowledge, the Trust is not a party to or bound by any agreement or instrument other than the Trust Agreement, this Agreement, and the agreements and instruments contemplated by the Trust Agreement and described in the Prospectus; and to the best of such counsel's knowledge, there are no legal or governmental proceedings pending to which the Trust is a party or of which any property of the Trust is the subject and no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and


              (x) The Indenture, the Subordinated Debentures, the Expense Agreement and the Guarantee each constitutes a valid and legally binding obligation of the Guarantor, enforceable in accordance with their respective terms, and the Expense Agreement constitutes a valid and binding obligation of the Trust, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium or other laws now or hereafter in effect affecting creditors' rights generally, and general principles of equity (whether such principles are considered in a proceeding in equity or at law); the Subordinated Debentures are entitled to the benefits provided by the Indenture; the Trust Agreement, the Indenture, the Expense Agreement and the Guarantee conform in all material respects to the descriptions thereof contained in the Prospectus; and the Trust Agreement, the Indenture and the Guarantee have been duly qualified under the TIA; and

              (xi) The Capital Securities and the Common Securities conform in all material respects to the descriptions thereof contained in the Prospectus;


         In rendering such opinion, such counsel may state that insofar as their opinion under clause (viii) above relates to the accuracy and completeness of the Prospectus and Registration Statement and amendments or supplements thereto, it is based upon a general review with representatives of the Trust, the Guarantor and AmerUs Life, and their independent accountants, of the information contained therein, without independent verification by such counsel of the accuracy or completeness of such information. Such counsel may also rely upon the opinions of other competent counsel and, as to factual matters, on certificates of officers of the Trust, the Guarantor or AmerUs Life and of state officials, in which case their opinion is to state that they are so doing and copies of such opinions or certificates are to be attached to the opinion unless such opinions or certificates (or, in the case of certificates, the information therein) have been furnished to Goldman, Sachs & Co. otherwise.

         In rendering such opinion, such counsel may also state that they have relied as to facts necessary to the determination of materiality, to a certain extent, upon the judgment of officers and representatives of the Trust, the Guarantor or AmerUs Life.


    (d) James A. Smallenberger, Esq., Senior Vice President and Secretary of the Guarantor, shall have furnished to you his written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

              (i) AMHC has been duly organized and is validly existing as a mutual insurance holding company in good standing under the laws of the State of Iowa, each of the Guarantor and AmerUs Group has been duly incorporated and is validly existing as a corporation under the laws of the State of Iowa, and AmerUs Life has been duly incorporated and is validly existing as a stock life insurance company in good standing under the laws of the State of Iowa, each with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

              (ii) The Guarantor has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Guarantor have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued and outstanding Common Securities are directly owned by the Guarantor free and clear of all liens, encumbrances, security interests, equities or claims;

              (iii) Each of the Guarantor and the Subsidiaries has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Guarantor or the Subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

              (iv) Each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect to matters of fact upon certificates of officers of the Guarantor or the Subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);


              (v) The Guarantor and the Subsidiaries have good and marketable title in fee simple to all real property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of the Guarantor and the Subsidiaries, taken as a whole, and do not interfere with the use made and proposed to be made of such property by the Guarantor or the Subsidiaries; and any real property and buildings held under lease by the Guarantor or the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Guarantor or the Subsidiaries (in giving the opinion in this clause, such counsel may state that no examination of record titles for the purpose of such opinion has been made, and that they are relying upon a general review of the titles of the Guarantor and the Subsidiaries, upon opinions of local counsel and abstracts, reports and policies of title companies rendered or issued at or subsequent to the time of acquisition of such property by the Guarantor or the Subsidiaries, upon opinions of counsel to the lessors of such property and, in respect to matters of fact, upon certificates of officers of the Guarantor or the Subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions, abstracts, reports, policies and certificates);


              (vi) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Trust, the Guarantor or any of the Subsidiaries is a party or of which any property of the Trust, the Guarantor or any of the Subsidiaries is the subject which, if determined adversely to the Trust, the Guarantor or any of the Subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Trust, the Guarantor and the Subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

              (vii) This Agreement has been duly authorized, executed and delivered by the Guarantor and AmerUs Life;

              (viii) The Plan has been duly adopted by the Board of Directors of American Mutual and all necessary approvals for the Plan to become effective have been obtained, all such approvals are in full force and effect and no other approvals are required to be obtained; the Reorganization became effective June 30, 1996 pursuant to the Plan;

              (ix) The Distribution and the Capital Contribution have been duly authorized by the required vote of the Board of Directors of AmerUs Life and all necessary approvals for the Distribution and the Capital Contribution have been obtained, all such approvals are in full force and effect and no other approvals are required to be obtained;

              (x) Each of the Insurance Companies is duly organized and licensed, or qualifies, as an insurance or insurance holding company in its respective jurisdiction of organization or incorporation, as the case may be, and is duly licensed or authorized in each other jurisdiction where it is required to be so licensed or authorized to conduct its business as described in the Prospectus, in each case with such exceptions, individually or in the aggregate, as would not have a Material Adverse Effect; each of the Insurance Companies is in compliance with the requirements of the insurance laws and regulations of its respective jurisdiction of organization or incorporation, as the case may be, and the insurance laws and regulations of other jurisdictions which are applicable to it, and has filed all Notices required to be filed thereunder, in each case, with such exceptions as would not have a Material Adverse Effect; and, except as otherwise specifically described in the Prospectus, no Insurance Company has received any notification from any insurance regulatory authority to the effect that any additional Approvals from such insurance regulatory authority is needed to be obtained by any of the Insurance Companies in any case where it could be reasonably expected that obtaining such Approvals or the failure to obtain such Approvals would have a Material Adverse Effect;

              (xi) Without limiting the foregoing, each of the Insurance Companies has filed all Notices pursuant to, and has obtained all Approvals required to be obtained under, and has otherwise complied with all requirements of, all applicable insurance laws and regulations (excluding insurance securities laws other than those of the State of Iowa), in connection with the issuance and sale of the Trust Securities, in each case (other than the insurance laws of the State of Iowa, as to which no exception is taken) with such exceptions, individually or in the aggregate, as would not affect the validity of the Trust Securities, their issuance or the transactions contemplated hereby or have a Material Adverse Effect; and no such Notices or Approvals are required to be filed or obtained by any of the Insurance Companies in connection with the issuance and sale of the Trust Securities, in each case (other than the insurance laws and regulations of the tate of Iowa, as to which no exception is taken) with such exceptions, individually or in the aggregate, as would not affect the validity of the Trust Securities, their issuance or the transactions contemplated hereby or have a Material Adverse Effect;


              (xii) The issue and sale of the Trust Securities being delivered at such Time of Delivery by the Trust, the issuance by the Guarantor of the Guarantee, the compliance by the Trust, the Guarantor and AmerUs Life with all of the provisions of this Agreement and the Guarantee (as applicable), the execution, delivery and performance by the Guarantor of the Guarantor Agreements, the purchase of the Subordinated Debentures by the Trust, the distribution of the Subordinated Debentures by the Trust in the circumstances contemplated by the Trust Agreement, and the consummation of the transactions herein and therein contemplated (including consummation of the Plan, the Distribution and the Capital Contribution) did not and will not, as the case may be, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Trust or the Guarantor or any of the Subsidiaries is a party or by which the Trust or the Guarantor or any of the Subsidiaries is bound or to which any of the property or assets of the Trust or the Guarantor or any of the Subsidiaries is subject, nor did or will such action result in any violation of the provisions of the Trust Agreement, charter or other organizational documents of the Guarantor or any of the Subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Trust or the Guarantor or any of the Subsidiaries or any of their properties;


              (xiii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Trust, the Guarantor or any Subsidiary or any of their properties is required for the issue and sale of the Trust Securities, the issuance of the Guarantee, the purchase of the Subordinated Debentures by the Trust, the distribution of the Subordinated Debentures by the Trust in the circumstances contemplated by the Trust Agreement, or the consummation by the Trust or the Guarantor of the transactions contemplated by this Agreement and the Trust Agreement, except (i) the registration under the Act of the Registered Securities, (ii) the qualification of the Trust Agreement, the Indenture and the Guarantee under the TIA, (iii) approvals required under the Iowa insurance laws and regulations, all of which approvals have been obtained, and (iv) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities, insurance securities or Blue Sky laws (including insurance securities laws other than the insurance securities laws of the State of Iowa) in connection with the purchase and distribution of the Capital Securities by the Underwriters;


              (xiv) The Trust is not in violation of its Certificate of Trust or the Trust Agreement; neither the Guarantor nor any of the Subsidiaries is in violation of its Articles of Incorporation or By-laws; neither the Trust, the Guarantor nor any of the Subsidiaries is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

              (xv) The statements set forth in the Prospectus (a) under the captions "Description of Preferred Securities", "Description of the Guarantee", "Description of the Junior Subordinated Debentures", and "Relationship among the Preferred Securities the Junior Subordinated Debentures and the Guarantee"; insofar as they purport to constitute a summary of the terms of the Preferred Stock, the Guarantee and the Subordinated Debenture, respectively, (b) under the captions "Risk Factors -- Risk Factors Relating to the Company -- Regulatory and Related Matters"; "-- Risks Relating to the Closed Block"; "The Reorganization and Distribution of the Non-Life Insurance Subsidiaries"; "The Common Stock Offerings"; "Supervision and Regulation"; "Management Compensation -- Compensation Pursuant to the Stock Plans of the Company"; "-- Compensation Pursuant to AmerUs Life Plans"; "-- Savings and Profit Sharing Plans"; "-- Employment Agreement"; "Certain Transactions and Relationships"; and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;


              (xvi) Although he does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (xv) of this section 7(d), such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Trust prior to such Time of Delivery (other than the financial statements, financial data and related schedules therein and Form T-1, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Trust or the Guarantor prior to such Time of Delivery (other than the financial statements, financial data and related schedules therein and Form T-1, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Trust or the Guarantor prior to such Time of Delivery (other than the financial statements, financial data and related schedules therein and Form T-1, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and he does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

              (xvii) To the best of such counsel's knowledge, the Trust is not a party to or bound by any agreement or instrument other than the Trust Agreement, this Agreement, and the agreements and instruments contemplated by the Trust Agreement and described in the Prospectus; and to the best of such counsel's knowledge, there are no legal or governmental proceedings pending to which the Trust is a party or of which any property of the Trust is the subject and no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

              (xviii) The Guarantor Agreements each have been duly authorized, executed and delivered by the Guarantor and/or the Trust, as the case may be, and such Agreements (other than the Trust Agreement, as to which such counsel need express no opinion) constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws relating to or affecting creditors' rights and to general equitable principles; the Subordinated Debentures are entitled to the benefits provided by the Indenture;

         In rendering such opinion, such counsel may state that insofar as his opinion under clause (xvi) above relates to the accuracy and completeness of the Prospectus and Registration Statement and amendments or supplements thereto, it is based upon a general review with representatives of the Trust, the Guarantor and AmerUs Life, and their independent accountants, of the information contained therein, without independent verification by such counsel of the accuracy or completeness of such information. Such counsel may also rely upon the opinions of other competent counsel and, as to factual matters, on certificates of officers of the Trust, the Guarantor or AmerUs Life and of state officials, in which case their opinion is to state that they are so doing and copies of such opinions or certificates are to be attached to the opinion unless such opinions or certificates (or, in the case of certificates, the information therein) have been furnished to Goldman, Sachs & Co. otherwise.


         (e) Richards, Layton & Finger, special Delaware counsel to the Trust, the Guarantor and AmerUs Life, shall have furnished to you, the Guarantor and the Trust their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

              (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made;

              (ii) Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the power and authority to own property and conduct its business, all as described in the Prospectus;

              (iii) The Trust Agreement constitutes a valid and binding obligation of the Guarantor and the Trustees, enforceable against the Guarantor and the Trustees in accordance with its terms, and the terms of the Capital Securities as set forth in the Trust Agreement are valid and binding obligations of the Trust in accordance with the terms of the Trust Agreement, all subject, as to enforcement, to (A) bankruptcy, insolvency, moratorium, receivership, liquidation, fraudulent conveyance, reorganization and other laws of general applicability relating to or affecting creditors' remedies and rights, (B) general equity principles, including applicable laws relating to fiduciary duties (regardless of whether considered or applied in a proceeding at equity or at law) and (C) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;


              (iv) Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the trust power and authority to (a) execute and deliver, and to perform its obligations under, this Agreement and the Expense Agreement and (b) issue and perform its obligations under the Capital Securities and Common Securities;


              (v) Under the Delaware Business Trust Act and the Trust Agreement, the execution and delivery by the Trust of this Agreement and the Expense Agreement, and the performance by the Trust of its obligations hereunder and thereunder, have been duly authorized by all necessary action on the part of the Trust;


              (vi) The Capital Securities have been duly authorized by the Trust and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and non-assessable undivided beneficial interests in the assets of the Trust; the Capital Securities will be entitled to the benefits of the Trust Agreement (subject to the terms of the Trust Agreement); the holders of the Capital Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that such counsel may note that the holders of the Capital Securities may be obligated, pursuant to the Trust Agreement, to (a) provide indemnity and/or security in connection with and pay a sum sufficient to cover any taxes or governmental charges arising from transfers or exchanges of certificates for the Capital Securities and the issuance of replacement certificates for the Capital Securities and (b) provide security and/or indemnity in connection with requests of or directions to the Property Trustee (as defined in the Trust Agreement) to exercise its rights and powers under the Trust Agreement;


              (vii) The Common Securities have been duly and validly authorized by the Trust Agreement and are duly and validly issued and represent undivided beneficial interests in the assets of Trust;


              (viii) Under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Capital Securities and the Common Securities is not subject to preemptive rights;


              (ix) The issuance and sale by the Trust of the Trust Securities, the execution, delivery and performance by the Trust of this Agreement, compliance by the Trust with all of the provisions of the Capital Securities, the Trust Agreement and this Agreement, and the consummation by the Trust of the transactions contemplated hereby and thereby will not violate (a) any of the provisions of the Certificate of Trust of the Trust or the Trust Agreement, or (b) any applicable Delaware law, rule or regulation;


              (x) No authorization, approval, consent or order of any Delaware court or governmental authority or agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Trust Securities; and


              (xi) Assuming that the Trust derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Business Trust Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, and assuming that the Trust is treated as a grantor trust for United States federal income tax purposes, the holders of the Capital Securities (other than those holders of the Capital Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.


    In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions in which such counsel is not qualified, upon opinions of other counsel, who shall be counsel satisfactory to counsel for the Representatives, in which case the opinion shall state that they believe you and they are entitled to rely on such opinions.

         (f) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, KPMG Peat Marwick LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

         (g) The Trust Agreement, the Guarantee and the Indenture shall have been executed and delivered, in each case in a form reasonably satisfactory to you;

         (h) (i) Neither the Trust, the Guarantor nor any of the Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Trust, the Guarantor or any of the Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Trust, the Guarantor or any of the Subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Capital Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;


         (i) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Capital Securities or AmerUs Life's financial strength or claims paying ability by A.M. Best or any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the

    Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Capital Securities or AmerUs Life's financial strength or claims paying ability;


         (j) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the National Association of Securities Dealers Automated Quotations National Market;
    (ii) a suspension or material limitation in trading in the Guarantor's securities on the National Association of Securities Dealers Automated Quotations National Market; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause
    (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Capital Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;


         (k) None of the Plan, the Distribution or the Capital Contribution shall have been revoked, rescinded, modified or withdrawn;


         (l) The Trust shall have obtained and delivered to the Underwriters executed copies of an agreement from the Guarantor, substantially to the effect set forth in Subsection 5(e) hereof in form and substance satisfactory to you;


         (m) The Trust, the Guarantor and AmerUs Life shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Trust, the Guarantor and AmerUs Life satisfactory to you as to the accuracy of the representations and warranties of the Trust, the Guarantor and AmerUs Life herein at and as of such Time of Delivery, as to the performance by the Trust, the Guarantor and AmerUs Life of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (h) of this Section and as to such other matters as you may reasonably request; and


         (n) The Trust shall have complied with the provisions of Section 5(c) hereto with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement.


    8. (a) Each of the Trust, the Guarantor and AmerUs Life, jointly and severally, will indemnify and hold harmless the Underwriters against any losses, claims, damages or liabilities, joint or several, to which the Underwriters may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriters for any legal or other expenses reasonably incurred by the Underwriters in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that neither the Trust, the Guarantor nor AmerUs Life shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Trust or the Guarantor by the Underwriters expressly for use therein.


    (b) The Underwriters will indemnify and hold harmless the Trust, the Guarantor and AmerUs Life against any losses, claims, damages or liabilities to which the Trust, the Guarantor or AmerUs Life may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Trust or the Guarantor by the Underwriters expressly for use therein; and will reimburse the Trust, the Guarantor or AmerUs Life for any legal or other expenses reasonably incurred by the Trust, the Guarantor or AmerUs Life in connection with investigating or defending any such action or claim as such expenses are incurred.


    (c)  Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.


    (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Trust, the Guarantor and AmerUs Life on the one hand and the Underwriters on the other from the offering of the Capital Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Trust, the Guarantor and AmerUs Life on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Trust, the Guarantor and AmerUs Life on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Trust and the Guarantor bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust, the Guarantor and AmerUs Life on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Trust, the Guarantor, AmerUs Life and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by PRO RATA allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Underwriters shall not be required to contribute any amount in excess of the amount by which the total price at which the Capital Securities were offered to the public exceeds the amount of any damages which the Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.


    (e) The obligations of the Trust, the Guarantor and AmerUs Life under this Section 8 shall be in addition to any liability which the Trust, the Guarantor and AmerUs Life may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriters within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each administrative trustee of the Trust, and each officer and director of the Guarantor and AmerUs Life and to each person, if any, who controls the Trust or the Guarantor within the meaning of the Act.

    9. The respective indemnities, agreements, representations, warranties and other statements of the Trust, the Guarantor, AmerUs Life and the Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriters or any controlling person of the Underwriters, the Trust or the Guarantor or AmerUs Life, or any officer, director, administrative trustee or controlling person of the Trust, the Guarantor or AmerUs Life, and shall survive delivery of and payment for the Capital Securities.


    Anything herein to the contrary notwithstanding, the indemnity agreement of the Trust, the Guarantor and AmerUs Life in subsection (a) of Section 8 hereof, the representations and warranties in subsections (b) and (c) of Section 1 hereof and any representation or warranty as to the accuracy of the Registration Statement or the Prospectus contained in any certificate furnished by the Trust, the Guarantor or AmerUs Life pursuant to Section 7 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Trust, the Guarantor or AmerUs Life of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person or partner of the Underwriters who is a director, officer or controlling person of the Trust, the Guarantor or AmerUs Life when the Registration Statement has become effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act. Unless in the opinion of counsel for the Trust, the Guarantor or AmerUs Life the matter has been settled by controlling precedent, the Trust, the Guarantor or AmerUs Life will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question of whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


    10. If for any reason, any Capital Securities are not delivered by or on behalf of the Trust as provided herein, the Trust, the Guarantor and AmerUs Life will reimburse the Underwriters for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Capital Securities not so delivered, but the Trust, the Guarantor or AmerUs Life shall then be under no further liability to the Underwriters except as provided in Sections 6 and 8 hereof.




    11. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to them at 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Trust, the Guarantor or AmerUs Life shall be delivered or sent by mail to the address of the Trust, the Guarantor or AmerUs Life, respectively, set forth in the Registration Statement, Attention: Secretary. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.


    12. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Trust, the Guarantor and AmerUs Life and, to the extent provided in Sections 8 and 9 hereof, the officers, directors and administrative trustees of the Trust, the Guarantor and AmerUs Life and each person who controls the Trust, the Guarantor, AmerUs Life or the Underwriters, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Capital Securities from the Underwriters shall be deemed a successor or assign by reason merely of such purchase.


    13. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.


    14. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


    15. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

    If the foregoing is in accordance with your understanding, please sign and return to us [10] counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the Underwriters, the Trust, the Guarantor and AmerUs Life.

                                            Very truly yours,

                                            AmerUs Capital I

                                            By: AmerUs Life Holdings, Inc., as
                                                Depositor

                                            By: . . . . . . . . . . . . . . .
                                               Name:
                                               Title:

                                            AmerUs Life Holdings, Inc.

                                            By: . . . . . . . . . . . . . . .
                                               Name:
                                               Title:

                                            AmerUs Life Insurance Company

                                            By: . . . . . . . . . . . . . . .
                                               Name:
                                               Title:




Accepted as of the date hereof:

Goldman, Sachs & Co.


By: . . . . . . . . . . . . . .
        (Goldman, Sachs & Co.)

                                                                        ANNEX I
                    FORM OF ANNEX I DESCRIPTION OF COMFORT LETTER
                       FOR REGISTRATION STATEMENTS ON FORM S-1

    Pursuant to Section 7(d) of the Underwriting Agreement, the Guarantor's independent public accountants shall furnish letters to the Underwriters to the effect that:

    (i) They are independent certified public accountants with respect to the Guarantor and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;


    (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Guarantor for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Underwriters (the "Underwriters");


    (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Underwriters and on the basis of specified procedures including inquiries of officials of the Guarantor who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that cause them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;


    (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Guarantor for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements with respect to three most recent fiscal years and the unaudited consolidated financial statements for the two prior fiscal years;

    (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

    (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Guarantor and its subsidiaries, inspection of the minute books of the Guarantor and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Guarantor and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

          (A) (i) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

          (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

          (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

          (D) any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;


          (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Guarantor and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and


          (F) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriters, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and


    (vii) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters, which are derived from the general accounting records of the Guarantor and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Underwriters, and have compared certain of such amounts, percentages and financial information with the accounting records of the Guarantor and its subsidiaries and have found them to be in agreement.


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